Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Electrum Special Acquisition Corporation (the “Company”) on Form 10-K for the year ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eric N. Vincent, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2016

/s/ Eric N. Vincent
Eric N. Vincent
Chief Executive Officer (principal executive officer and principal financial officer)